AMENDMENT TO MASTER AGREEMENT	RUSSIAN VERSION OF AGREEMENT
THIS AMENDMENT to the Master Agreement (“Amendment”) is made on March 11, 2009
AMONG:
OOO Geostream Assets Management;
L Group;
Key Energy Services, Inc.; and
Key Energy Services Cyprus Ltd.;
collectively hereinafter referred to as the “Parties”.
RECITALS
Whereas, the Parties entered a certain Master Agreement dated August 26, 2008 (“Master Agreement”); and
Whereas, the Parties wish to amend the Master Agreement as hereinafter provided.
NOW, THEREFORE, the Parties agree as follows:

1. INTERPRETATION
All capitalized terms used in this Amendment have the same meaning given to them in the Master Agreement, unless otherwise stated in this Amendment.
2. AMENDMENT TO MASTER AGREEMENT
2.1. The Parties hereby agree to amend the Master Agreement as follows.
2.2. Clause 2.4 of the Master Agreement is hereby deleted in its entirety and replaced with the following new Clause 2.4.:

“2.4. Prior to June 30, 2009, but after completion of the commitments and obligations provided for in the attached Initial Closing Exhibit, whichever occurs last, the Second Closing will occur.”

3. LANGUAGE	RUSSIAN VERSION OF AGREEMENT
This Amendment is executed in English and Russian languages
counterparts. In the event of a conflict between both versions, the English version shall control.

4. GOVERNING LAW
This Amendment shall be governed by and construed in all respects in accordance with laws of England regardless of the law that might be applied under applicable principles of conflict of laws.

5. MASTER AGREEMENT TO REMAIN IN FULL FORCE AND EFFECT
The terms and conditions of the Master Agreement (including, its
Exhibits, Schedules and attachments) remain in full force and effect and all remain unchanged except as modified by this
Amendment.
6. COUNTERPARTS
6.1. This Amendment may be executed in any number of counterparts, each of which shall be considered an original.
6.1. The Parties agree that faxed and/or e-mailed scanned copies of this Amendment shall be deemed original having full legal force and effect and are binding upon the Parties.
7. ADDRESSES AND CONTACT DETAILS OF THE PARTIES

OOO Geostream Assets Management

8/3 General Karbyshev Blvd.,
Moscow, Russian Federation, 123154
www.geostream.ru
Attention: General Director

L-Group		RUSSIAN VERSION OF AGREEMENT

OOO Geostream Assets Management 8/3 General Karbyshev Blvd., Moscow, Russian Federation, 123154 Attention: Boris Germanovich Levin

Key Energy Services Cyprus, Ltd.

Iris House, 3’d Floor 8 John Kennedy Street 3106 Limasol Cyprus Attention: Director
With copy to: Key Energy Services, Inc. 1301 McKinney Street, Suite 1800, Houston, Texas, 77010, U.S.A. Attention: Newton W. “Trey” Wilson III

Key Energy Services, Inc.

1301 McKinney Street, Suite 1800, Houston, Texas, 77010, U.S.A. www.keyenergy.com Attention: Executive Vice President and Chief Operating Officer
SIGNATURES:

OOO Geostream Assets Management

By: Boris Germanovich Levin General Director	/s/ BORIS GERMANOVICH LEVIN

L-Group

Boris Germanovich Levin	/s/ BORIS GERMANOVICH LEVIN

Yurii Leonidovich Bodnarchuk	/s/ YURII LEONIDOVICH BODNARCHUK

Aleksei Rufatovich Mustafinov	/s/ ALEKSEI RUFATOVICH MUSTAFINOV

Mikhail Vladimirovich Siyatskii	/s/ MIKHAIL VLADIMIROVICH SIYATSKII	RUSSIAN VERSION OF AGREEMENT

John Thomas Wilson	/s/ JOHN THOMAS WILSON

Vemor Trading and Investments Limited Represented by: Taratula I.P.	/s/ Taratula I.P.

Key Energy Services Cyprus, Ltd.

By: Newton W. “Trey” Wilson III Attorney-in-fact	/s/ NEWTON W. WILSON III

Key Energy Services, Inc.

By: Newton W. “Trey” Wilson III, Executive Vice President and Chief Operating Officer	/s/ NEWTON W. WILSON III